Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Six Months Ended June 30,
	2011	2010	Change
Interest income	$586,484	680,534	(13.8)%
Interest expense	118,089	181,629	(35.0)

Net interest income	468,395	498,905	(6.1)
Provision for losses on loans	261,905	639,851	(59.1)

Net interest income (expense) after provision for losses on loans	206,490	(140,946)	246.5

Non-interest income:
Service charges on deposit accounts	39,556	54,155	(27.0)
Fiduciary and asset management fees	23,416	22,695	3.2
Brokerage revenue	12,511	12,699	(1.5)
Mortgage revenue	8,042	12,132	(33.7)
Bankcard fees	22,782	19,315	17.9
Investment securities gains (losses), net	1,797	(431)	nm
Other fee income	10,220	10,932	(6.5)
(Decrease) increase in fair value of private equity investments, net	(169)	2,181	(107.7)
Other non-interest income	13,858	10,013	38.4

Total non-interest income	132,013	143,691	(8.1)

Non-interest expense:
Salaries and other personnel expense	184,849	207,951	(11.1)
Net occupancy and equipment expense	58,717	60,565	(3.1)
FDIC insurance and other regulatory fees	30,362	36,615	(17.1)
Foreclosed real estate expense	64,609	91,948	(29.7)
(Gains) losses on other loans held for sale, net	(1,746)	73	nm
Professional fees	20,129	20,976	(4.0)
Data processing expense	18,201	22,007	(17.3)
Restructuring charges	27,439	—	nm
Loss (gain) on curtailment of post-retirement defined benefit plan	398	—	nm
Other operating expenses	59,173	71,424	(17.2)

Total non-interest expense	462,131	511,559	(9.7)

Loss from continuing operations before income taxes	(123,628)	(508,814)	75.7
Income tax benefit	(5,220)	(21,395)	(75.6)

Loss from continuing operations	(118,408)	(487,419)	75.7

Income from discontinued operations, net of income taxes	—	43,162	(100.0)

Net loss	(118,408)	(444,257)	73.3

Net loss attributable to non-controlling interest	(220)	(590)	62.7

Net loss attributable to controlling interest	(118,188)	(443,667)	73.4

Dividends and accretion of discount on preferred stock	28,970	28,685	1.0

Net loss attributable to common shareholders	$(147,158)	(472,352)	68.8

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.19)	(0.88)	78.8%
Net loss attributable to common shareholders	(0.19)	(0.81)	76.8

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.19)	(0.88)	78.8
Net loss attributable to common shareholders	(0.19)	(0.81)	76.8

Cash dividends declared per common share	0.02	0.02	—
Return on average assets *	(0.82)%	(3.02)	220	bp
Return on average common equity *	(15.55)	(50.63)	nm

Average common shares outstanding - basic	785,260	583,697	34.5%
Average common shares outstanding - diluted	785,260	583,697	34.5

nm - not meaningful

* - ratios are annualized

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	2011		2010			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘11 vs. ‘10 Change
Interest income	$288,052	298,432	313,557	326,490	337,739	(14.7)%
Interest expense	57,091	60,998	71,590	81,030	87,700	(34.9)

Net interest income	230,961	237,434	241,967	245,460	250,039	(7.6)
Provision for losses on loans	120,159	141,746	252,401	239,020	298,904	(59.8)

Net interest income (expense) after provision for losses on loans	110,802	95,688	(10,434)	6,440	(48,865)	326.8

Non-interest income:
Service charges on deposit accounts	19,238	20,318	24,248	26,711	27,876	(31.0)
Fiduciary and asset management fees	11,879	11,537	11,039	10,408	11,357	4.6
Brokerage revenue	6,291	6,220	8,750	6,736	6,768	(7.0)
Mortgage revenue	5,547	2,495	11,039	10,163	6,318	(12.2)
Bankcard fees	12,125	10,657	11,431	10,674	9,800	23.7
Investment securities gains (losses), net	377	1,420	(228)	(612)	17	nm
Other fee income	5,289	4,931	4,757	5,440	5,402	(2.1)
(Decrease) increase in fair value of private equity investments, net	(301)	132	1,500	3,521	1,283	(123.5)
Other non-interest income	7,404	6,454	7,354	8,723	5,174	43.1

Total non-interest income	67,849	64,164	79,890	81,764	73,995	(8.3)

Non-interest expense:
Salaries and other personnel expense	91,749	93,100	104,744	105,933	103,929	(11.7)
Net occupancy and equipment expense	28,883	29,834	30,169	31,311	30,588	(5.6)
FDIC insurance and other regulatory fees	15,956	14,406	16,686	16,178	18,970	(15.9)
Foreclosed real estate expense	39,872	24,737	20,793	50,890	46,440	(14.1)
Losses (gains) on other loans held for sale, net	480	(2,226)	2,976	—	12	nm
Professional fees	10,893	9,236	12,154	12,424	11,595	(6.1)
Data processing expense	9,251	8,950	12,355	11,117	11,323	(18.3)
Restructuring charges	3,106	24,333	2,118	3,420	—	nm
Loss (gain) on curtailment of post-retirement defined benefit plan	—	398	(7,092)	—	—	nm
Other operating expenses	22,225	36,948	34,103	37,738	35,905	(38.1)

Total non-interest expense	222,415	239,716	229,006	269,011	258,762	(14.0)

Loss from continuing operations before income taxes	(43,764)	(79,864)	(159,550)	(180,807)	(233,632)	81.3
Income tax (benefit) expense	(4,764)	(456)	5,884	360	(5,057)	(5.8)

Loss from continuing operations	(39,000)	(79,408)	(165,434)	(181,167)	(228,575)	82.9

Income from discontinued operations, net of income taxes	—	—	—	—	—	nm

Net loss	(39,000)	(79,408)	(165,434)	(181,167)	(228,575)	82.9
Net (loss) income attributable to non-controlling interest	—	(220)	134	277	(381)	100.0

Net loss attributable to controlling interest	(39,000)	(79,188)	(165,568)	(181,444)	(228,194)	82.9

Dividends and accretion of discount on preferred stock	14,504	14,466	14,430	14,394	14,360	1.0

Net loss attributable to common shareholders	$(53,504)	(93,654)	(179,998)	(195,838)	(242,554)	77.9

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.07)	(0.12)	(0.23)	(0.25)	(0.36)	81.0%
Net loss attributable to common shareholders	(0.07)	(0.12)	(0.23)	(0.25)	(0.36)	81.0

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.07)	(0.12)	(0.23)	(0.25)	(0.36)	81.0
Net loss attributable to common shareholders	(0.07)	(0.12)	(0.23)	(0.25)	(0.36)	81.0

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—

Return on average assets *	(0.55)%	(1.09)%	(2.12)%	(2.27)%	(2.81)	226	bp
Return on average common equity *	(11.24)	(19.55)	(31.80)	(31.80)	(43.59)	nm

Average common shares outstanding - basic	785,277	785,243	785,122	784,916	676,753	16.0%
Average common shares outstanding - diluted	785,277	785,243	785,122	784,916	676,753	16.0

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	June 30, 2011	December 31, 2010	June 30, 2010
ASSETS
Cash and due from banks	$409,302	389,021	589,158
Interest bearing funds with Federal Reserve Bank	2,845,277	3,103,896	3,657,548
Interest earning deposits with banks	24,133	16,446	10,608
Federal funds sold and securities purchased under resale agreements	127,580	160,502	159,993
Trading account assets, at fair value	16,130	22,294	20,009
Mortgage loans held for sale, at fair value	78,752	232,839	144,705
Other loans held for sale	89,139	127,365	50,208
Investment securities available for sale, at fair value	3,259,254	3,440,268	3,328,426

Loans, net of unearned income	20,504,810	21,585,763	23,342,945
Allowance for loan losses	(631,401)	(703,547)	(834,522)

Loans, net	19,873,409	20,882,216	22,508,423

Premises and equipment, net	493,638	544,971	565,981
Goodwill	24,431	24,431	24,431
Other intangible assets, net	10,449	12,434	14,505
Other assets	1,062,416	1,136,465	1,308,345

Total assets	$28,313,910	30,093,148	32,382,340

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,877,267	4,298,372	4,250,514
Interest bearing deposits	17,997,750	20,201,932	22,007,049

Total deposits	22,875,017	24,500,304	26,257,563

Federal funds purchased and other short-term borrowings	452,466	499,226	476,598
Long-term debt	1,894,901	1,808,161	1,876,571
Other liabilities	240,588	260,910	325,374

Total liabilities	25,462,972	27,068,601	28,936,106

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	942,096	937,323	932,695
Common stock, par value $1.00 (2)	790,973	790,956	790,749
Additional paid-in capital	2,353,854	2,351,508	2,346,901
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,174)
Accumulated other comprehensive income	65,905	57,158	101,073
Accumulated deficit	(1,187,714)	(1,024,851)	(633,312)

Total shareholders’ equity	2,850,938	2,997,918	3,423,932
Non-controlling interest in subsidiaries	—	26,629	22,302

Total equity	2,850,938	3,024,547	3,446,234

Total liabilities and equity	$28,313,910	30,093,148	32,382,340

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 785,279,194; 785,262,837; and 785,056,302 at June 30, 2011 December 31, 2010, and June 30, 2010, respectively.
(3)	Treasury shares: 5,693,452; 5,693,452; and 5,692,422 at June 30, 2011, December 31, 2010, and June 30, 2010, respectively.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2011		2010
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,172,818	3,264,581	3,104,004	3,055,400	3,068,634
Yield	3.46%	3.56	3.76	4.08	4.40
Tax-exempt investment securities (2)	$31,264	44,228	51,400	62,659	66,125
Yield (taxable equivalent)	6.73%	6.84	7.16	6.82	6.85
Trading account assets	$16,881	20,281	16,037	14,970	16,763
Yield	5.27%	5.13	5.86	4.88	5.47
Commercial loans (3)	$16,983,912	17,555,733	18,315,882	19,041,500	19,982,523
Yield	4.92%	4.98	4.90	4.92	4.92
Consumer loans (3)	$3,879,042	3,914,222	3,988,849	4,048,929	4,100,458
Yield	5.10%	5.25	5.22	5.25	5.33
Allowance for loan losses	$(678,851)	(698,609)	(819,176)	(862,970)	(964,212)

Loans, net (3)	$20,184,103	20,771,346	21,485,555	22,227,459	23,118,769
Yield	5.14%	5.21	5.16	5.19	5.21
Mortgage loans held for sale	$79,340	152,981	260,759	194,487	131,700
Yield	6.16%	4.74	4.60	5.16	5.54
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$2,929,515	3,033,284	3,628,939	3,720,649	3,591,353
Yield	0.25%	0.25	0.25	0.25	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (4)	$104,727	111,096	113,341	122,356	140,209
Yield	0.87%	0.90	0.59	0.87	0.82

Total interest earning assets	$26,518,648	27,397,797	28,660,035	29,397,980	30,133,553
Yield	4.37%	4.42	4.36	4.42	4.51

Interest Bearing Liabilities

Interest bearing demand deposits	$3,379,243	3,526,730	3,864,106	3,601,825	3,617,669
Rate	0.32%	0.33	0.33	0.36	0.42
Money market accounts	$6,306,399	6,550,623	6,874,367	6,788,768	6,606,161
Rate	0.77%	0.76	0.84	0.98	1.07
Savings deposits	$520,518	493,504	484,460	488,221	495,901
Rate	0.14%	0.14	0.14	0.14	0.15
Time deposits under $100,000	$2,124,525	2,212,215	2,383,411	2,511,830	2,626,852
Rate	1.38%	1.53	1.74	1.88	2.00
Time deposits over $100,000	$2,978,929	3,291,202	3,859,235	4,217,972	4,561,517
Rate	1.57%	1.65	1.77	1.88	1.95
National market brokered money market accounts	$390,048	393,981	423,428	537,952	833,811
Rate	0.47%	0.51	0.54	0.80	0.83
National market brokered time deposits	$2,471,620	2,665,314	2,956,904	3,261,113	3,681,660
Rate	1.87%	1.83	1.82	1.89	1.90

Total interest bearing deposits	$18,171,282	19,133,569	20,845,911	21,407,681	22,423,571
Rate	1.01%	1.05	1.14	1.28	1.36
Federal funds purchased and other short-term liabilities	$449,815	412,008	442,183	514,295	493,602
Rate	0.26%	0.29	0.33	0.36	0.44
Long-term debt	$1,901,130	1,891,576	1,729,991	1,811,153	1,882,358
Rate	2.30%	2.39	2.64	2.57	2.36

Total interest bearing liabilities	$20,522,227	21,437,153	23,018,085	23,733,129	24,799,531
Rate	1.11%	1.15	1.23	1.36	1.42

Non-interest bearing demand deposits	$4,911,044	4,821,237	4,433,849	4,310,459	4,271,444

Net interest margin	3.51%	3.52	3.37	3.33	3.34

Tax equivalent adjustment	$893	964	968	1,087	1,056

(1)	Yields and rates are annualized and include tax equivalent adjustment.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	June 30, 2011
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans

Multi-Family	$817,501	4.0%	$9,631	1.2%
Hotels	812,485	4.0	10,265	1.2
Office Buildings	798,033	3.9	18,556	2.1
Shopping Centers	1,035,068	5.0	19,489	2.2
Commercial Development	315,729	1.5	34,065	3.8
Warehouses	521,631	2.5	6,787	0.8
Other Investment Property	464,666	2.3	11,898	1.3

Total Investment Properties	4,765,113	23.2	110,691	12.6

1-4 Family Construction	250,226	1.2	29,512	3.3
1-4 Family Investment Mortgage	1,068,338	5.2	70,889	8.0
Residential Development	532,479	2.6	151,683	17.1

Total 1-4 Family Properties	1,851,043	9.0	252,084	28.4

Land Acquisition	1,179,196	5.8	218,033	24.6

Total Commercial Real Estate	7,795,352	38.0	580,808	65.6

Commercial , Financial, and Agricultural	4,958,300	24.2	140,398	15.9
Owner-Occupied Real Estate	3,888,292	19.0	85,231	9.6

Total Commercial & Industrial	8,846,592	43.2	225,629	25.5

Home Equity Lines	1,612,279	7.9	25,203	2.8
Consumer Mortgages	1,450,830	7.1	47,542	5.4
Credit Cards	271,641	1.3	—	—
Other Retail Loans	536,903	2.5	6,054	0.7

Total Retail	3,871,653	18.8	78,799	8.9
Unearned Income	(8,787)	nm	—	—

Total	$20,504,810	100.0%	$885,236	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		2Q11 vs. 4Q10		2Q11 vs. 2Q10
Loan Type	June 30, 2011	December 31, 2010	% change (1)	June 30, 2010	% change

Multi-Family	$817,501	867,328	(11.6)%	$894,450	(8.6)%
Hotels	812,485	865,974	(12.5)	983,848	(17.4)
Office Buildings	798,033	842,657	(10.7)	890,804	(10.4)
Shopping Centers	1,035,068	1,078,122	(8.1)	1,183,763	(12.6)
Commercial Development	315,729	381,107	(34.6)	462,623	(31.8)
Warehouses	521,631	528,297	(2.5)	535,676	(2.6)
Other Investment Property	464,666	495,617	(12.6)	526,732	(11.8)

Total Investment Properties	4,765,113	5,059,102	(11.7)	5,477,896	(13.0)

1-4 Family Construction	250,226	332,047	(49.7)	460,406	(45.7)
1-4 Family Investment Mortgage	1,068,338	1,127,566	(10.6)	1,191,790	(10.4)
Residential Development	532,479	643,174	(34.7)	999,792	(46.7)

Total 1-4 Family Properties	1,851,043	2,102,787	(24.1)	2,651,988	(30.2)

Land Acquisition	1,179,196	1,218,690	(6.5)	1,461,158	(19.3)

Total Commercial Real Estate	7,795,352	8,380,579	(14.1)	9,591,042	(18.7)

Commercial , Financial, and Agricultural	4,958,300	5,267,861	(11.9)	5,470,506	(9.4)
Owner-Occupied Real Estate	3,888,292	3,996,950	(5.5)	4,234,238	(8.2)

Total Commercial & Industrial	8,846,592	9,264,811	(9.1)	9,704,744	(8.8)

Home Equity Lines	1,612,279	1,648,039	(4.4)	1,680,658	(4.1)
Consumer Mortgages	1,450,830	1,475,261	(3.3)	1,546,977	(6.2)
Credit Cards	271,641	284,971	(9.4)	285,749	(4.9)
Other Retail Loans	536,903	542,538	(2.1)	548,980	(2.2)

Total Retail	3,871,653	3,950,809	(4.0)	4,062,364	(4.7)
Unearned Income	(8,787)	(10,436)	(31.9)	(15,205)	(42.2)

Total	$20,504,810	21,585,763	(10.1)%	$23,342,945	(12.2)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2011		2010			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘11 vs. ‘10 Change
Non-performing Loans	$885,236	895,726	891,622	1,294,031	1,309,944	(32.4)%
Other Loans Held for Sale (1)	89,139	110,436	127,365	50,302	50,208	77.5
Other Real Estate	244,313	269,314	261,305	211,869	212,362	15.0
Non-performing Assets	1,218,688	1,275,476	1,280,292	1,556,202	1,572,514	(22.5)

Allowance for Loan Losses	631,401	678,426	703,547	836,355	834,522	(24.3)

Net Charge-Offs - Quarter	167,185	166,866	385,203	237,195	433,079	(61.4)
Net Charge-Offs - YTD	334,050	166,866	1,371,452	986,249	749,055	(55.4)
Net Charge-Offs / Average Loans - Quarter (2)	3.22%	3.12	6.93	4.12	7.21
Net Charge-Offs / Average Loans - YTD (2)	3.17	3.12	5.82	5.47	6.11

Non-performing Loans / Loans	4.32	4.27	4.13	5.73	5.61
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	5.85	5.97	5.83	6.81	6.66
Allowance / Loans	3.08	3.23	3.26	3.70	3.58

Allowance / Non-performing Loans	71.33	75.74	78.91	64.63	63.71
Allowance / Non-performing Loans (3)	161.55	176.08	192.60	177.98	191.11

Past Due Loans over 90 days and Still Accruing	$23,235	10,490	16,222	25,028	21,430	8.4%
As a Percentage of Loans Outstanding	0.11%	0.05	0.08	0.11	0.09

Total Past Dues Loans and Still Accruing	$199,804	201,754	176,756	253,748	246,635	(19.0)
As a Percentage of Loans Outstanding	0.97%	0.96	0.82	1.12	1.06

Restructured loans (accruing)	$551,603	545,416	464,123	409,768	350,145	57.5

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	June 30, 2011	December 31, 2010	June 30, 2010

Tier 1 Capital	$2,758,280	2,909,912	3,285,907
Total Risk-Based Capital	3,522,660	3,742,599	4,160,867
Tier 1 Capital Ratio	12.84%	12.79	13.36
Tier 1 Common Equity Ratio	8.41	8.63	9.52
Total Risk-Based Capital Ratio	16.40	16.45	16.91
Leverage Ratio	9.70	9.44	10.12
Common Equity as a Percentage of Total Assets (2)	6.74	6.85	7.69
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.63	6.73	7.58
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.73	8.90	9.97
Book Value Per Common Share (4) (5)	2.10	2.29	3.17
Tangible Book Value Per Common Share (3) (5)	2.06	2.25	2.70

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).